Exhibit 10.1.60

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

PRODUCT ENHANCEMENT AND LICENSE AGREEMENT

THIS PRODUCT ENHANCEMENT AND LICENSE AGREEMENT (this “Agreement”) is entered into as of December 5, 2018 (the “Effective Date”) by and between Gogo LLC, a Delaware limited liability company (“Gogo”) and ThinKom Solutions, Inc., a California corporation (“ThinKom”) (Gogo and ThinKom are sometimes referred to in this Agreement as the “Parties”).

R E C I T A L S

A. The Parties have previously entered into that certain Amended and Restated Product Development and Manufacturing Agreement dated as of April 1, 2016 (the “PDMA”) pursuant to which ThinKom has agreed to develop, manufacture, test and deliver the Products described therein. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the PDMA.

B. In connection with the PDMA, Gogo has requested that ThinKom modify the [***] (collectively, the “TK Products”) for the purpose of supporting Line-Fit opportunities at the airframe manufacturers Boeing and Airbus, and ThinKom is willing and desirous of performing such modification work, subject to the terms and conditions of this Agreement.

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C. ThinKom acknowledges, based on Gogo’s representations, that the D series specifications listed as part of the Line Fit Requirements in Paragraph 2 of this agreement are Gogo Technology. These specifications are used to develop ThinKom’s Product Design Specification for modified TK Products to meet the Line Fit Requirements and are not actual components of modified TK Products.

D. ThinKom desires to receive, and Gogo has agreed to provide, ThinKom with a license to use Project Technology and certain, specified Gogo Technology as described in the license granted in Section 1 hereof, and in consideration of ThinKom’s good faith efforts to perform the services described in Section 2 hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, together with the mutual covenants contained herein, ThinKom and Gogo agree as follows:

1. License.

(a)    Grant of License. Gogo hereby grants to ThinKom, and ThinKom hereby accepts from Gogo, a perpetual, non-exclusive, royalty-free, irrevocable, worldwide license (the “License”), to [***] (collectively, the “Granted Rights”). The Granted Rights include the creation of works that are derived from, based upon or that incorporate, in whole or in part, any future enhancements, derivations or modifications to the Licensed Technology designed and/or made by ThinKom. The

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Technology that is excluded from the foregoing License is comprised of the following (collectively, the “Excluded Technology”):

(i) Any future enhancements, derivations, or modifications to Technology designed by or on behalf of Gogo independent of ThinKom, which are not used in any ThinKom products; and

(ii) Any use of any technology that constitutes a breach of the exclusivity covenants in Paragraph 9 of the PDMA and Paragraph 5 of Exhibit A-2 of the PDMA; and

(iii) Any right of ThinKom to assign, sublicense, use, perform, copy, modify, display, reproduce, market, sell, or distribute any Project Technology or Gogo Technology other than as part of a ThinKom hardware product, and except as explicitly provided for in Section 5(a) of this Agreement.

For the avoidance of doubt, nothing in this Agreement shall be construed to limit the exclusivity granted by ThinKom to Gogo under the PDMA.

(b)    Definitions. As used herein, the following defined terms shall have the meanings set forth below:

“Licensed Technology” means [***].

“Claimed Gogo IP” means [***], and any continuations, continuations-in-parts, divisionals, reissues, reexaminations, and foreign counterparts of the foregoing patents and patent application, and any U.S. or foreign patents or patent applications claiming priority from any of the foregoing patents or patent application.

“Gogo Specifications” means any specifications related to Line-Fit Requirements or the product specifications, requirements and modifications of ThinKom products sold by ThinKom to Gogo pursuant to the PDMA or other agreed transaction document.

(c)    Gogo Representations. Gogo hereby represents and warrants to ThinKom that: (i) to Gogo’s knowledge Gogo possesses the legal right to license the Licensed Technology to ThinKom in accordance with Section 1(a) above (subject to any ownership rights or claims of ThinKom), and (ii) to Gogo’s knowledge, such License does not infringe on any third party’s Proprietary Rights, or constitute a breach of any agreement to which Gogo, or its affiliates, are bound, and Gogo is not aware of any claim or assertion by any individual or entity that the Licensed Technology infringes on any third party’s rights.

(d)    Term of License-Perpetual. The term of License granted hereunder shall commence as of the Effective Date, and shall continue in perpetuity, regardless of any ultimate determination of ownership of Proprietary Rights in and to any Licensed Technology in favor of Gogo, and regardless of whether the PDMA or this Agreement has been terminated, and regardless of whether there remains any contractual or other relationship between Gogo and ThinKom, or their respective affiliates, successors or assigns, and regardless of the reasons or causes giving rise to the end of such relationship.

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2. TK Product Enhancement Work. ThinKom hereby agrees that it will perform and fund the design and prequalification testing required to modify the TK Products per ThinKom’s Product Design Specification, as updated for the Line-Fit Requirements, all at no cost to Gogo (“TK Product Enhancements”). ThinKom will work in good faith to meet the Line-Fit Requirements for ThinKom products developed by ThinKom. “Line Fit Requirements” means the requirements defined in: (i) the specifications of the [***], and any iterations to these specifications agreed by the Parties, and (ii) any additional requirements or specifications agreed to in writing by ThinKom, as may be required by the Boeing and Airbus Line-Fit Testing & Documentation statements of work (as updated from time to time). In addition:

(a)    Subject to review and approval by ThinKom of any additional requirements, ThinKom may also fund the modification of its designs to support Line-Fit opportunities with Bombardier and/or Embraer.

(b)    Gogo agrees to furnish, at no cost to ThinKom, any 2Ku related equipment, including, but not limited to any fairing, adapter plate, radome, or other equipment that may be reasonably required (as determined by the Parties) to run the risk reduction, prequalification tests, and shall provide all system level test documentation relating to the modified TK Products necessary for ThinKom to obtain Parts Manufacturer Approval (“PMA”) via tests and computations for such modified TK Products.

(c)    In the event that Gogo requests ThinKom to run additional pre-qualification tests after the parties have agreed that the initial pre-qualification tests have concluded, or any system level tests (including procedure development and execution of any tests) that Gogo desires ThinKom to coordinate or manage, [***], [***].

(d)    For formal qualification tests, Gogo will pay ThinKom for all hardware required, test plan development, outside test lab costs and other related costs and efforts. For these efforts, Gogo shall pay ThinKom the labor rate of [***], and shall reimburse ThinKom for all costs relating to such work at [***].

3. Line Fit Product Pricing. For the orders placed through [***] for deliveries through [***], ThinKom agrees to the following LRU pricing for Line Fit production LRUs:

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4. Ka Antenna Systems. For the term of the PDMA, as may be extended from time to time, ThinKom agrees to make available to Gogo at most favored nation pricing and terms, for comparable volumes, Ka antenna systems or components (e.g. individual LRUs) thereof for the commercial air transport market, including ThinKom’s [***] and potentially other Ka antenna systems. Notwithstanding the foregoing, ThinKom may grant third parties exclusive rights to purchase specific Ka antenna systems, or components thereof, other than ThinKom’s [***], or components thereof.

5. Notice of Future Ownership Claims. The Parties agree as follows:

(a)    In the event that Gogo believes that any Technology delivered or developed by ThinKom after the Effective Date, or incorporated into a product delivered by ThinKom to Gogo after the Effective Date, in connection with the PDMA or otherwise should be classified as Project Technology or Gogo Technology, then Gogo shall provide written notice of such characterization and the justification for its characterization no later than [***] following the date on which such Technology is (i) presented to or made available to Gogo in a written format as part of a scheduled meeting between the Parties, such as a TIM, PDR, or CDR and emailed to Gogo’s VP of Supply Chain [***] and VP of Engineering [***] as

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updated by Gogo in writing from time to time, or (ii) included as part of a product delivered by ThinKom to Gogo, whichever occurs first (the “Gogo Technology Notice”). If ThinKom disputes such characterization in the Gogo Technology Notice, then ThinKom shall provide written notice of its disagreement and the justification therefor within [***] following receipt of the Gogo Notice (the “ThinKom Notice”). If the Parties are thereafter unable to reach an agreement within [***] following the delivery of the ThinKom Notice, then the dispute shall be resolved in accordance with Section 7(k) and (l) of this Agreement. If Gogo does not provide such notice within the time frame required by this Section 5(a), then ThinKom may presume that the subject Technology in question does not comprise Gogo Technology or Project Technology, and ThinKom shall be free to license or sell such Technology for which Gogo failed to provide a Gogo Technology Notice to third parties and/or incorporate such Technology into other ThinKom products, free of any restrictions, or claims of infringement or misappropriation by Gogo. Notwithstanding the foregoing sentence, ThinKom shall not grant a license to such Technology to a party that is then adverse to Gogo in a litigation involving such Technology; provided, however, that such limitation does not apply to the sale or licensing of a ThinKom product that includes such Technology, nor shall it void any sale or license of such Technology to a party adverse to Gogo that occurred prior to the delivery of written notice from Gogo to ThinKom of a written assertion of intellectual property rights by Gogo against such party.

(b)     In the event that ThinKom believes that any Technology delivered or developed by ThinKom after the Effective Date, or incorporated into a product delivered by ThinKom to Gogo after the Effective Date, in connection with the PDMA or otherwise should be classified as Project Technology then ThinKom shall provide written notice of such characterization and justification for its characterization no later than [***] following the date on which such information is delivered or first made available to Gogo in a formal written format (the “ThinKom Project Technology Notice”). If Gogo disputes such characterization in the ThinKom Project Technology Notice, then Gogo shall provide written notice of its disagreement and the justification therefor within [***] following receipt of the ThinKom Project Technology Notice (the “Gogo Project Technology Notice”). If the Parties are thereafter unable to reach an agreement within [***] following the delivery of the Gogo Project Technology Notice, then the dispute shall be resolved in accordance with the dispute resolution mechanism outlined in Section 7(k) and (l) of this Agreement.

(c)    Any claims relating to Technology delivered or developed by ThinKom prior to the Effective Date, or incorporated into a product delivered by ThinKom before the Effective Date, shall be governed and evaluated by the notice requirements set forth in Sections 7.1 and 7.3 of the PDMA. Any dispute concerning such claims relating to periods prior to the Effective Date shall be resolved in accordance with the dispute resolution mechanism outlined in Section 7(k) and (l) of this Agreement.

(d)    Any claims relating to Technology delivered or developed by ThinKom after the Effective Date, or incorporated into a product delivered by ThinKom after the Effective Date, shall be governed and evaluated by the notice requirements set forth in this Section 5. Any dispute concerning such claims relating to periods after the Effective Date shall be resolved in accordance with the dispute resolution mechanism outlined in Section 7(k) and (l) of this Agreement.

6. No Waiver of Rights.

(a)    The Parties have entered into this Agreement in order to allow each Party to conduct its business without waiting for, or being subject to, any future determination of the rights and obligations in and to the ownership characterization of any Technology, or any elements of the Products developed pursuant to the PDMA, and each Party does so on the condition that the granting and acceptance of the License shall not be construed in any way to limit a Party’s ability to adjudicate the

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intellectual property ownership rights of either party, except as expressly provided herein. Any such adjudication, however, shall not reduce or alter the right of ThinKom in and to the Licensed Technology as described in Section 1 above.

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7. Miscellaneous.

(a)    Entire Agreement. This Agreement, together with the PDMA, sets forth the entire understanding and agreement among the Parties as to matters covered herein and therein and supersedes any prior understanding, agreement or statement (written or oral) of intent among the Parties with respect to the subject matter hereof.

(b)    Successors. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns.

(c)    Authority. The Parties signing this Agreement represent that they are duly authorized to execute this Agreement and to bind their respective Parties to the terms and conditions set forth in this Agreement.

(d)    Further Assurances. ThinKom and Gogo agree to execute such further documentation and perform such further actions, including the recordation of such documentation with appropriate authorities, as may be reasonably requested by any other Party hereto to evidence and effectuate further the purposes and intents set forth in this Agreement.

(e)    Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Electronic signatures of this Agreement shall have the same legal effect as originals.

(f)    Notices. All notices, demands, instructions, waivers, consents or other communications to be provided pursuant to this Agreement shall be delivered in accordance with the notice procedures set forth in the PDMA, except as otherwise stated herein.

(g)    Waiver and Agreement. No waiver shall be deemed to have been made by any Party of any of its rights under this Agreement unless the same is in writing and is signed on its behalf by an authorized signatory. Any amendment of this Agreement must be effected by an instrument in writing signed by the Parties.

(h)    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not materially affected in any manner adverse to any Party.

(i)    Conflict. In the event of a conflict between the express terms of this Agreement and the express terms of the PDMA, the terms of this Agreement shall control. Except as specifically set forth herein (or as set forth in any other written amendments which may be entered into between the Parties), all of the terms and conditions of the PDMA remain unmodified and in full force and effect.

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(j)    Remedies Cumulative. The Parties’ rights under this Agreement are cumulative to (and do not exclude or restrict) any other rights except as otherwise explicitly provided in this Agreement. Those rights may be exercised concurrently or separately as the law allows. The exercise of one remedy is not to be treated as an election of that remedy or as having precluded the exercise of another remedy.

(k)    Dispute Resolution Procedures. The Parties agree to attempt to resolve any disputes, claims or controversies arising out of this Agreement or the relationship of the Parties by first engaging in the following process: Prior to filing litigation, the Party contemplating such a filing will notify the other Party in writing setting forth the basis for the dispute (“Dispute Notice”). Within [***] following receipt of such Dispute Notice, the other Party shall respond setting forth the basis for its position (“Response Notice”). If the dispute remains unresolved, a representative(s) of the Parties with decision making authority shall meet either in person or by videoconference within [***] following delivery of the Response Notice in a good faith effort to resolve the dispute. If the dispute remains unresolved following such meeting, then either Party shall be entitled to commence litigation pursuant to the terms of this Agreement, but not sooner than [***] following the delivery of the Response Notice. If a Party does not comply with the foregoing procedures, then that Party shall not be entitled to recover fees and costs that might otherwise be available under Section 7(n) below. No Party shall be required to follow the foregoing dispute resolution procedures in this Section 7(k) when filing its responsive pleading (i.e., its answer, cross-complaint or third party complaint in the same action). Nothing herein precludes the parties from raising issues related to a dispute under this Agreement at any time in advance of a litigation while retaining its rights under Section 7(n).

(l)    Venue. If any dispute or difference arises between the Parties (including but not limited to the ownership of Proprietary Rights under the PDMA or this Agreement), the Parties hereby consent to the exclusive jurisdiction of the U. S. District Court for the Southern District of New York for any disputes between the Parties.

(m)    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles).

(n)    Attorneys’ Fees. The prevailing party in any litigation between the Parties shall be entitled to recover from the other Party all reasonable attorneys’ fees, expert witness fees and court costs incurred in connection with the litigation, subject to compliance with the provisions of Section 7(k) above.

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the date first above written.

GOGO LLC, a Delaware limited liability company

By:	/s/ Anthony J. Haro
Name:	Anthony J. Haro
Title:	VP, Supply Chain

THINKOM SOLUTIONS, INC., a California corporation

By:	/s/ Mark J. Silk
Name:	Mark J. Silk
Title:	President

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